UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 20, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32274 (Commission File Number)	86-1075595 (I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 20, 2005, Archipelago Holdings, Inc., a Delaware corporation (“Archipelago”), entered into a definitive merger agreement (the “Original Agreement”) with the New York Stock Exchange, Inc., a New York Type A not-for-profit corporation (the “NYSE”), pursuant to which Archipelago and the NYSE agreed to combine their businesses and become wholly-owned subsidiaries of NYSE Group, Inc. (“NYSE Group”), a newly-created, for-profit and publicly-traded holding company (the “Transaction”).  On July 20, 2005, Archipelago, NYSE, NYSE Group and certain of their affiliates entered into a definitive Amended and Restated Agreement and Plan of Merger (“Amended Agreement”) that amended and restated the terms and condition of the Original Agreement which was reported on a Current Report on Form 8-K filed on July 21, 2005.  On October 20, 2005 Archipelago, NYSE, NYSE Group and certain of their affiliates entered into an amendment (“Amendment”) to the Amended Agreement.  A copy of the Amendment is incorporated herein by reference as Exhibit 2.1.  The description of the Amendment as set forth herein is qualified in its entirety by reference to the full text of the Amendment.

On October 20, 2005, as contemplated by the Lock-Up Agreement described below, the NYSE Group, entered into a registration rights agreement (“Rights Agreement”) with General Atlantic Partners 77, L.P., GAP-W Holdings, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., and GAPCO GmbH & Co. KG. (collectively, the “GAP Entities”). A copy of the Rights Agreement is incorporated herein by reference as Exhibit 2.2.  The description of the Rights Agreement set forth herein is qualified in its entirety by reference to the full text of the Rights Agreement.

Brief Description of the Material Terms and Conditions of the Agreements

Amendment to Amended Agreement

The Amendment revised the mechanics of the issuance of the consideration (but not the amount) to be received by the NYSE members who elect to receive cash in the transaction. Specifically, the Amendment provides that shares of mandatorily redeemable preferred stock (rather than cash) of a NYSE Merger Corporation Sub, Inc. a wholly-owned subsidiary of the NYSE, would be issued in the NYSE corporation merger. Under the Amendment, these shares of preferred stock would automatically be redeemed three hours after their issuance for $300,000 in cash per share. Although the Amendment modified the corporate mechanics by which NYSE members would receive cash in the mergers, the Amendment did not affect the amount of cash or number of shares of NYSE Group common stock that any NYSE member would receive in the transaction or the consideration payable to Archipelago stockholders in the transaction. The reason for structuring the cash component of the consideration in this manner is to provide certain NYSE members that are not U.S. persons with deferral of certain non-U.S. income tax on their receipt of shares of NYSE Group common stock in the mergers.

Rights Agreement

On April 20, 2005 the NYSE entered into a Support and Lock-Up Agreement (“Lock-Up Agreement”) with the GAP Entities (which was amended and restated on July 20, 2005) under which the parties agreed that, among other things, the GAP Entities would not transfer or sell for a period of time, any of the shares of NYSE Group common stock (“Subject Shares”) received by the GAP Entities in the merger, as that term is defined in the Amended Agreement (“Merger”), and  the GAP Entities would be granted the right to registration of the Subject Shares under certain terms and conditions to be set forth in the Rights Agreement.

The Rights Agreement contains provisions regarding: (1) certain demand registration rights of the GAP Entities upon the first, second and third anniversaries of the Mergers for all or some of their  shares of NYSE Group common stock that are not subject to transfer restrictions and  are  not freely transferable; (2) piggy-back registration rights in the event the NYSE Group proposes a registered  offering of NYSE Group common stock for its own account and permits certain of its stockholders to participate in the offering, in which case the GAP Entities will also be entitled to participate in the offering pro rata with the other stockholders that are participating in the offering; and (3) registration procedures and allocation of registration-related expenses.

The Rights Agreement also contains other customary terms and conditions including the fact that the NYSE Group has the right to postpone effecting a registration requested by the GAP Entities pursuant to the Lock-Up Agreement  for a period of time not to exceed 45 days if NYSE Group determines in good faith that effecting the registration would materially and adversely affect an offering of securities of NYSE Group (the preparation of which has already commenced) or would require NYSE Group to disclose material non-public information (the disclosure of which during such period would not be in the best interests of NYSE Group). NYSE Group may not postpone such a registration more than twice during any period of 12 consecutive months.

Collectively, the GAP Entities own approximately 22% of the outstanding shares of capital stock of Archipelago. General Atlantic LLC (formerly General Atlantic Partners, LLC) is the general partner of GAP 77, the general partner of GAP-W and the sole member of GapStar. The general partners of GAPCO II are managing directors of General Atlantic. GAPCO Management GmbH (“GAPCO Management”) is the general partner of GAPCO KG. The managing directors of General Atlantic make voting and investment decisions with respect to GAPCO Management and GAPCO KG. General Atlantic, GAP 77, GAP-W, GapStar, GAPCO II, GAPCO KG and GAPCO Management (collectively, the “GA Group”) are a “group” within the meaning of Rule 13d-5 of the Exchange Act. William E. Ford, a director of Archipelago who is also expected to be a director of NYSE Group immediately after the completion of the Transaction, is president and a managing director of General Atlantic and a general partner of GAPCO II.

Forward-Looking Statements

Certain statements in this filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Archipelago’s current expectations and involve risks and uncertainties that could cause Archipelago’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in the Company’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on the Company’s website at http://www.archipelago.com. You should not place undue reliance on forward-looking statements, which speak only as of the date of this filing. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this filing.

Important Acquisition Information with Respect to Archipelago’s Merger with the NYSE

In connection with the proposed merger of Archipelago and the NYSE, the parties filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on July 21, 2005 (as amended on September 14, 2005 and October 24, 2005), containing a preliminary joint proxy statement/prospectus regarding the proposed transaction.  The registration statement has not yet become effective.  The parties will file other relevant documents concerning the proposed transaction with the SEC.  INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE PARTIES WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and the NYSE, at the SEC’s website (http://www.sec.gov) as they are filed with the SEC. Copies of the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284. Archipelago, NYSE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.  Additional information regarding the interests of such potential participants is also included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.  This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

2.1

Amendment No. 1, dated as of October 20, 2005, to the Amended and Restated Agreement and Plan of Merger, dated as of April 20, 2005 and amended and restated as of July 20, 2005, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Group, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc., filed as Exhibit 2.2 to Amendment No. 2 to the Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

2.2

Registration Rights Agreement, dated as of October 20, 2005, by and among General Atlantic Partners 77, L.P., GAP-W Holdings, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., and GAPCO GmbH & Co. KG., NYSE Group, Inc., and New York Stock Exchange, Inc., filed as Exhibit 10.15 to Amendment No. 2 to the Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1

Amendment No. 1, dated as of October 20, 2005, to the Amended and Restated Agreement and Plan of Merger, dated as of April 20, 2005 and amended and restated as of July 20, 2005, by and among New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Group, Inc., NYSE Merger Sub LLC, NYSE Merger Corporation Sub, Inc. and Archipelago Merger Sub, Inc., filed as Exhibit 2.2 to Amendment No. 2 to the Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

2.2

Registration Rights Agreement, dated as of October 20, 2005, by and among General Atlantic Partners 77, L.P., GAP-W Holdings, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., and GAPCO GmbH & Co. KG., NYSE Group, Inc., and New York Stock Exchange, Inc., filed as Exhibit 10.15 to Amendment No. 2 to the Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.